UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2023

Kalera Public Limited Company

(Exact name of registrant as specified in its charter)

Republic of Ireland	001-41439	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kalera Public Limited Company

7455 Emerald Dunes Dr., Suite 2100

Orlando, FL, 32822

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1 407 559 5536

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.0001 par value	KALRQ	OTC Pink Limited

Warrants, each whole warrant exercisable for one Ordinary Share for $1,150.00 per share	KALWQ	OTC Pink Limited

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 5, 2023, Kalera PLC’s (the “Company”) subsidiary, Kalera SA (“Kalera”) entered into a stock purchase agreement (“SPA”) with the Company and SANDTON CAPITAL SOLUTIONS MASTER FUND V, L.P. (“Purchaser”) pursuant to which the Purchaser acquired 100% of the issued and outstanding shares of common stock, par value $0.0001 per share (the “Transferred Shares”) of Vindara Inc. (“Vindara”), one of the Company’s subsidiaries that is a seed development company for indoor farming.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective May 5, 2023, Kalera sold 100% the Transferred Shares contemplated in the SPA described in Item 1.01 above. The purchase price for the Transferred Shares was approximately $3.99 million, which included Purchaser’s forgiveness of Kalera Inc.’s $3,300,000 debt to Purchaser, subject to certain adjustments as set forth in the SPA. The $3,300,000 debt was indebtedness of Kalera, Inc. pursuant to the Farm Credit Loan and Security Agreement, dated as of April 14, 2022, by and between Kalera, Inc. and Farm Credit of Central Florida, ACA, which was guaranteed by Vindara.

The foregoing description of the SPA for the sale of Vindara does not purport to be complete, and is qualified in its entirety by reference to the full text of the SPA, a copy of which is filed as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Exhibit

10.1	Stock Purchase Agreement, dated May 5, 2023, by and among Kalera SA, Kalera PLC and SANDTON CAPITAL SOLUTIONS MASTER FUND V, L.P.

104	Cover Page Interactive Data Fie (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALERA PUBLIC LIMITED COMPANY
Dated May 11, 2023
	By:	/s/ Fernando Cornejo
	Name:	Fernando Cornejo
	Title:	Chief Financial Officer